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                      NON-QUALIFIED STOCK OPTION AGREEMENT


     This AGREEMENT made as of the 10th day of July, 2000 (this "Agreement"), by and between LOGIMETRICS, INC., a Delaware corporation (the "Corporation"), and NORMAN M. PHIPPS (the "Optionee").

                                WITNESSETH THAT:

     WHEREAS, the Board of Directors of the Corporation (the "Board") has decided to grant options to the Optionee to acquire seven hundred fifty thousand (750,000) shares of the Corporation's common stock (the "Common Stock") upon consummation of the transactions contemplated by that certain Purchase Agreement, dated July 10, 2000 (the "Purchase Agreement"), between the Corporation and L-3 Communications Corporation ("L-3"); and

     WHEREAS, the Corporation hereby agrees to grant options to the Optionee to acquire seven hundred fifty thousand (750,000) shares of the Corporation's Common Stock pursuant to the Company's Amended and Restated 1997 Stock Compensation Program and the Optionee hereby accepts such grant, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.   Grant of Option; Time of Exercise

     (a) The Corporation hereby grants the Optionee a stock option (the "Option") to purchase from the Corporation an aggregate of 750,000 shares of Common Stock in the manner and subject to the terms and conditions provided in this Agreement. It is intended that the Option shall constitute a non-qualified stock option.

     (b) The exercise price shall be $0.54 per share (the "Option Price").

     (c) Except as provided in Section 1(d), the Option shall vest and become exercisable as follows:

            Date                             Percentage Exercisable
            ----                             ----------------------
            July 10, 2001                    33 1/3%
            July 10, 2002                    33 1/3%
            July 10, 2003                    33 1/3%




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     (d) In the event (i) the Optionee is terminated by the Corporation for reasons other than Cause (as defined in the Employment Agreement, dated the date hereof, between the Optionee and the Corporation (the "Employment Agreement"),
(ii) the Optionee terminates his employment with the Corporation for Good Reason (as defined in the Employment Agreement), or (iii) of a Change of Control (as defined below) of the Corporation, then, in each case, the Option shall immediately vest 100% and become exercisable in its entirety. As used herein, a "Change of Control" shall be deemed to occur at any time after the date hereof when the number of representatives designated by L-3 to the Board no longer constitutes a majority of the Board as then constituted.

2.   Method of Exercise

     The Option may be exercised from time to time by giving written notice thereof to the Chief Financial Officer of the Corporation, together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares of Common Stock for which the Option is exercised. The purchase price of any shares purchased upon the exercise of the Option or any portion thereof shall be paid in full at the time of exercise of the Option by certified or bank cashier's check payable to the order of the Corporation or, at the option of the Optionee, by (i) shares of Common Stock which have been held by the Optionee for at least six (6) months, or by a combination of checks and such shares of Common Stock, or (ii) election of the Optionee or his Permitted Transferee (as defined in Section 4) to have the Corporation withhold from the shares of Common Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value (as defined below) equal to the aggregate Option Price for those shares of Common Stock to which such election is made. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value (as defined below). The Option may not be exercised for a fraction of a share of Common Stock. For purposes of this Agreement, "Fair Market Value" shall mean the average per share fair market value of the Common Stock during the 15-day period prior to the relevant date of exercise by the Optionee or his Permitted Transferee. If on any date relevant for purpose of calculating the Fair Market Value the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the fair market value of the Common Stock for such date shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Board in accordance with generally accepted valuation principles and such other factors as the Board reasonably deems relevant.

3.   Termination of the Option

     (a) The Option, to the extent not previously exercised, shall terminate ten
(10) years from the date of grant of the Option, unless otherwise terminated earlier pursuant to the provisions of Sections 3(b) through 3(d) hereof.


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     (b) If the Optionee ceases to be an employee of the Corporation for any reason other than for Cause (as defined in the Employment Agreement), death or disability, then the Option may be exercised by the Optionee, to the extent exercisable on the date of termination, at any time within three (3) months after the date of termination. If the Optionee's service as an employee is terminated for Cause (as defined in the Employment Agreement), the entire Option (including the vested and unvested portions thereof, to the extent not previously exercised) immediately shall terminate and shall be forfeited.

     (c) If the Optionee becomes disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, while in the employ of the Corporation, then the Option may be exercised by the Optionee, to the extent exercisable on the date of termination due to such disability, at any time within one (1) year after the date of termination due to such disability.

     (d) If the Optionee dies while an employee of the Corporation, then the Option may be exercised by the person or persons to whom the Optionee's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death, at any time within one (1) year after the date of death.

4.   Rights Prior to Exercise

     The Option is nontransferable and may not be sold, assigned, pledged or encumbered (by operation of law or otherwise) by the Optionee, except by will or by the laws of descent and distribution in the event of his death; provided however that, upon request by the Optionee, the Corporation may permit the Optionee to transfer the Option to a family member or a trust created for the benefit of family members of the Optionee (each, a "Permitted Transferee") (such permission not to be unreasonably withheld). During the Optionee's lifetime, the Option is only exercisable by the Optionee and any Permitted Transferees. Neither the Optionee nor any Permitted Transferee shall have any rights as a holder of shares of Common Stock subject to this Option until exercise of the Option, payment of the Option Price, and the issuance of a certificate evidencing shares of Common Stock.

5.   Restrictions on Disposition

     All shares of Common Stock acquired by the Optionee or any Permitted Transferee pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. As a condition precedent to receiving the shares of Common Stock covered by this Agreement, the Optionee or any Permitted Transferee may be required by the Corporation to submit a letter to the Corporation stating that the shares of Common Stock are being acquired for investment and not with a view to the distribution thereof. The Corporation shall not be obligated to sell or issue any shares of Common Stock pursuant to this Agreement unless, on the date of sale and issuance thereof, the shares of Common Stock are either registered under the Securities Act and all applicable state securities laws, or are exempt from registration thereunder. All shares of Common Stock issued to the Optionee or any Permitted Transferee pursuant to this Agreement may

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bear a restrictive legend summarizing any restrictions on transferability applicable thereto, including those imposed by Federal and state securities laws.

6.   Reservation of Shares of Common Stock

     The Corporation, during the term of the Option, will at all times reserve and keep available such number of shares of Common Stock as may be exercisable pursuant to the Option.

7.   Tax Withholding

     The exercise of any shares of Common Stock pursuant to the Option is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or Federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery of shares pursuant thereto, then, in such event, the exercise of the Option or any portion thereof shall not be effective unless and until such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

8.   Services as an Employee

     Nothing in this Agreement gives the Optionee any right to continued service as an employee of the Corporation or limits in any way the right of the Corporation, its directors or its stockholders to terminate that service.

9.   Certain Adjustments

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, including the Reverse Stock Split (as defined in the Purchase Agreement), stock combination, other change in corporate structure affecting the Common Stock, or spin-off or other distribution of assets to stockholders, an appropriate adjustment shall be made to the number of shares of Common Stock subject to the Option, the Option Price and the number of shares of Common Stock reserved for issuance under this Agreement.

10.  Miscellaneous Provisions

     (a) Additional Documents. The Optionee hereby agrees to execute and deliver such further documents and instruments as may be necessary or as may reasonably be requested in order to effectuate fully the purposes, terms and conditions of this Agreement, whether before, at, or after the exercise of the Option.

     (b) Notices. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by a party pursuant to this Agreement shall be in writing and shall be (i) personally delivered, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (iii) sent by overnight delivery carrier, addressed as follows:

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          (A) If to the Corporation:

              LogiMetrics, Inc.
              611 Industrial Way
              Eatontown, New Jersey
              Attention:  Chairman of the Board

          (B) If to the Optionee:

              Mr. Norman M. Phipps
              5 Crystal Court
              Neshanic Station, New Jersey 08853

     Each party may designate by notice in writing, in the manner described above, a new address to which any notice, demand, request, or communication required or permitted by this Agreement may be sent. Any notice, demand, request, or communication that shall be delivered, mailed or transmitted in the manner described above shall be deemed given, served, sent or received for all purposes when it is delivered to the addressee. An affidavit of personal delivery, the return receipt, or the delivery receipt shall be deemed conclusive, but not exclusive, evidence of such delivery or when delivery is refused by the addressee upon presentation.

     (c) Severability. The invalidity of any one or more provisions hereof or of any other agreement or instrument given pursuant to or in connection with this Agreement shall not affect the remaining portions of this Agreement or any such other agreement or instrument or any part thereof; and if one or more of the provisions contained herein or therein should be invalid, or should operate to render this Agreement or any such other agreement or instrument invalid, this Agreement and such other agreements and instruments shall be construed as if such invalid provisions had not been inserted.

     (d) Survival. It is the express intention and agreement of the parties hereof that all covenants and agreements made in this Agreement shall survive the execution and delivery of this Agreement and the exercise (if any) of the Option.

     (e) Waivers. Neither the waiver by a party of a breach of or a default under any of the provisions of this Agreement, nor the failure of a party, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy, or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, remedies, or privileges hereunder.

     (f) Binding Effect. Subject to any provisions hereof restricting transfer, encumbrance and assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

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     (g) Limitation on the Benefit of this Agreement. It is the explicit intention of the parties hereto that no person or entity other than the parties hereof (and any Permitted Transferees) is or shall be entitled to bring any action to enforce any provisions of this Agreement against any parties hereto, and that the covenants, undertakings, and agreements set forth in the Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective heirs, personal representatives, successors and assigns as permitted hereunder.

     (h) Entire Agreement. This Agreement contains the entire agreement among the parties with respect to subject matter hereof, and supersedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein and therein.

     (i) Headings. Article, section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     (j) Governing Law; Consent to Jurisdiction . This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the choice of law principles thereof. Each of the parties hereto irrevocably submits and consents to the exclusive jurisdiction of and laying of venue in the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising, directly or indirectly, out of this Agreement and the transactions contemplated hereby. Each party hereto irrevocably waives any objection to the exclusive laying of venue of any suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (k) Counsel. THE OPTIONEE REPRESENTS THAT HE AND/OR HIS OTHER PROFESSIONAL ADVISORS HAVE HAD THE OPPORTUNITY TO REVIEW THIS AGREEMENT.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                       LOGIMETRICS, INC.



                                       By: /s/ Charles S. Brand
                                          --------------------------
                                          Name: Charles S. Brand
                                          Title: Chairman of the Board




Witness:                               OPTIONEE



/s/ Mathew B. Hoffman                  /s/ Norman M. Phipps
-------------------------------        -----------------------------
Mathew B. Hoffman                      Norman M. Phipps


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